                                 SCHEDULE 14A
                                (Rule 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

   Filed by the Registrant /X/

   Filed by a Party other than the Registrant / /

   Check the appropriate box:

   / /  Preliminary Proxy Statement        / / Confidential, for Use of the
                                               Commission Only (as permitted by
   /X/  Definitive Proxy Statement             Rule 14a-6(e)(2))

   / /  Definitive Additional Materials

   / /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                              Siboney Corporation
           ---------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


           ---------------------------------------------------------
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   /X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(j)(2)
        or Item 22(a)(2) of Schedule 14A.

   / / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

   / /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
        0-11.

   1)  Title of each class of securities to which transaction applies:


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   2)  Aggregate number of securities to which transaction applies:



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   3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: (Set forth the amount on which the filing fee is calculated and state how it was determined.)

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   4)  Proposed maximum aggregate value of transaction:



       ------------------------------------------------------------------------

   5)  Total fee paid:



    / / Fee paid previously with preliminary materials.

   / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   1)  Amount Previously Paid:



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   2)  Form, Schedule or Registration Statement No.:



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   3)  Filing Party:



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   4)  Date Filed:



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


                       SIBONEY CORPORATION
                 8000 Maryland Ave., Suite 1040
                         P.O. Box 16184
                    St. Louis, Missouri 63105


            NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                     TO BE HELD MAY 14, 1996

NOTICE IS HEREBY GIVEN that the annual meeting of the stockholders of SlBONEY CORPORATION will be held at the Clayton Mercantile Building Conference Centre, 8000 Maryland Ave., St. Louis, Missouri 63105 on Tuesday, May 14, 1996, at 11:00 a.m., for the following purposes:

     1.   to elect a board of six directors; and
     2. to transact such other business as may properly come before the meeting or any adjournment thereof. Stockholders of record at the close of business on March 8, 1996 will be entitled to vote at the meeting.
     A copy of the Annual Report for 1995 accompanies this notice.
                               BY ORDER OF THE BOARD OF DIRECTORS
                               Rebecca M. Braddock, Secretary

WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE MEETING, PLEASE
MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD SO THAT YOUR
SHARES MAY BE REPRESENTED AND VOTED AT THE MEETING.

                         PROXY STATEMENT

                     SOLICITATION OF PROXIES
     The enclosed proxy is solicited by the Board of Directors of SIBONEY CORPORATION (the "Company"), for use at the annual meeting of the Company's stockholders to be held at the Clayton Mercantile Building Conference Centre, 8000 Maryland Ave., St. Louis, Missouri 63105 on Tuesday, May 14, 1996, at 11:00 a.m. and at any adjournment thereof. Whether or not you expect to attend the meeting in person, please return your marked and executed proxy so that your shares will be voted in accordance with your wishes. The first mailing of proxies to stockholders will occur on or about April 11, 1996.

                      REVOCABILITY OF PROXY
     If, after sending in your proxy, you decide to vote in person or desire to revoke your proxy for any other reason, you may do so by notifying the Secretary of the Company in writing of such revocation at any time prior to the voting of the proxy.

                           RECORD DATE
     Stockholders of record at the close of business on March 8, 1996, will be entitled to vote at the meeting.

         VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
     On March 8, 1996, there were 15,566,694 shares of common stock, of the par value of $.10 per share ("common stock"), outstanding and entitled to vote. Each share is entitled to one vote. Under applicable law, the vote required for the election of directors is a plurality of all votes cast at a meeting at which a quorum is present. As of March 8, 1996, the following person was known to the Company who may be deemed to be the beneficial owner of more than 5% of the common stock:

                                       Title of      Amount and           % of
     Name and Address                   Class     Nature of Ownership     Class
     ----------------                   -----     -------------------     -----
     Timothy J. Tegeler                 Common       2,745,631<F1>        17.61%
     8000 Maryland Ave., Suite 1040
     St. Louis, Missouri 63105

     <F1> Includes 10,000 shares owned by members of Mr. Tegeler's family, 1,664,000 shares (10.67%) held by two trusts, of which Mr. Tegeler is a trustee together with Mercantile Trust Company of St. Louis, and 307,500 shares (1.97%) held by the Tegeler Foundation, of which Mr. Tegeler is a trustee. Also includes 25,000 shares which are the subject of currently exercisable options.

     To the knowledge of the Company, no person beneficially owns more than 5% of the Company's voting securities, other than the shares beneficially owned by Mr. Timothy J. Tegeler set forth above.

                 ACTION TO BE TAKEN UNDER PROXY
     Unless otherwise directed by the giver of the proxy, the persons named in the enclosed form of proxy, to wit, Timothy J. Tegeler and Rebecca M. Braddock, or the one of them who acts, will vote:
     (1) for the election of the six persons named herein as nominees for directors of the Company to hold office for one year and until their successors have been duly elected and qualify;
     (2) according to their judgment on the transaction of such other business as may properly come before the meeting or any adjournment thereof.

     Should any nominee named herein for election as a director become unavailable for any reason, it is intended that the persons named in the proxy will vote for the election of such other person in his stead as may be designated by the Board of Directors. The Board of Directors is not aware of any reason that might cause any nominee to be unavailable.

                 INFORMATION CONCERNING NOMINEES
     The following table indicates the names, ages, principal occupations and five-year employment histories of nominees for directors of the Company, the periods during which they have served as directors of the Company, the number of shares and percentage of the common stock of the Company beneficially owned by each nominee as of March 8, 1996, and the nature of such ownership, as well as the number of shares and percentage of common stock beneficially owned by all directors and officers as a group. The table also indicates directorships held by each nominee in companies with a class of securities registered under or subject to the requirements of the Securities Exchange Act of 1934 and companies registered as investment companies under the Investment Company Act of 1940.

                                                                                                    Amount and Nature
                                  Principal Occupation                                                of Beneficial
Name of Director (Age)            or Employment During                                             Ownership of Shares
and Term as Director              the Past Five Years                                                 (% of Class)
- ------------------------      -------------------------------------                                -------------------
Rebecca M. Braddock (42)      Vice President, Secretary & Treasurer                                212,000 <F7>
   1985 to Present            Siboney Corporation                                                  (1.34%)
                              St. Louis, Missouri <F1>

James P. Connaughton (65)     Senior Vice President with Oppenheimer & Co., Inc.,                  200,750 <F2> <F7>
   1987 to Present            an investment securities firm, St. Louis, Missouri,                  (1.27%)
                              since February 1994; prior thereto,
                              Senior Vice President of Stifel, Nicolaus
                              and Co., Inc., an investment securities firm, St. Louis, Missouri

Alan G. Johnson (61)          Member of Gallop, Johnson & Neuman, L.C.,                            200,000 <F7>
   1987 to Present            attorneys-at-law, St. Louis, Missouri. Director of                   (1.27%)
                              K-V Pharmaceutical Company, Triax
                              Communications Corporation and MRL, Inc.

Thomas G. Keeton (40)         President of Woodridge Business Institute,                           324,076 <F6> <F7>
   1985 to Present            a business school, Salisbury, Maryland <F3>                          (2.06%)

Ernest R. Marx (45)           Executive Vice President, Siboney Corporation,
  Not previously a director   St. Louis, Missouri, since September 1995;                           200,000 <F7>
                              prior thereto, President of Play Bac Publishing USA,                 (1.27%)
                              St. Louis, Missouri, an international trade publisher, from
                              1992-1995; prior thereto, Vice President of Scott, Foresman and Co., a textbook publisher, from 1986-1992.

Timothy J. Tegeler (54)       Chairman of the Board, President                                     2,745,631 <F5> <F7>
   1979 to Present            and Chief Executive Officer, Siboney                                 (17.61%)
                              Corporation, St. Louis, Missouri. Investment
                              executive with Century Securities, Inc.,
                              an investment securities firm, since February 1993;
                              prior thereto, an investment executive with
                              Stifel, Nicolaus & Co., Inc., St. Louis, Missouri <F4>

All Directors and Officers                                                                         3,947,462 <F5> <F7>
      as a group                                                                                   (23.71%)


                                    2

     <F1> Ms. Braddock is also an Administrator for the Tegeler
          Foundation, a charitable foundation, St. Louis, Missouri.

     <F2> Includes 500 shares owned by Mr. Connaughton as joint tenant and 250 shares held in a trust of which Mr. Connaughton is the trustee.

     <F3> Mr. Keeton has been the sole Director, President and Chief
          Executive Officer of Siboney Communications, Inc., a wholly owned subsidiary, from September 1985 to the present.

     <F4> Mr. Tegeler is also the Managing Trustee of the Tegeler
          Foundation, St. Louis, Missouri.

     <F5> Includes the shares set forth in footnote <F1> to the table under "Voting Securities and Principal Holders Thereof."

     <F6> Includes 10,000 shares owned by Mr. Keeton as custodian for a minor child.

     <F7> Includes the following shares subject to fully exercisable options:

                                                  Shares Subject
            Name of Director/Officer                to Options
            ------------------------              --------------
            Timothy J. Tegeler                        25,000
            Thomas G. Keeton                         200,000
            Rebecca M. Braddock                      200,000
            James P. Connaughton                     200,000
            Alan G. Johnson                          200,000
            Auriel A. LaFond                          60,000
            Ernest R. Marx                           200,000

     The Board of Directors held one meeting during 1995. The Company has no separate audit committee, compensation committee, nominating committee or other committee performing similar functions.

               INFORMATION CONCERNING EXECUTIVE OFFICERS
     The executive officers of the Company are Timothy J. Tegeler, Rebecca M. Braddock, Ernest R. Marx and Auriel A. LaFond. Mr. Tegeler has served as President and Chief Executive Officer of the Company since 1985 and as Chairman of the Board since 1987. Ms. Braddock has served as Secretary of the Company since 1985 and as Vice President and Treasurer since 1987. Mr. Marx has served as Executive Vice President of the Company since September 1995 and as a Director of Gamco Industries, Inc., a wholly owned subsidiary of the Company since October 1995. Mr. LaFond, age 65, has served as a Director of Gamco Industries, Inc. since 1970 and as President of Gamco since 1981.

     Each of the executive officers serves at the discretion of the Board of Directors of the Company.

                        EXECUTIVE COMPENSATION
     The following table reflects compensation paid or payable for fiscal years 1995, 1994 and 1993 with respect to the Company's chief executive officer and its other executive officers whose fiscal 1995 salaries and bonuses combined exceeded $100,000 in each instance.

                                  SUMMARY COMPENSATION TABLE
                                                                                    Long-Term
                                                                                   Compensation
                                                  Annual Compensation                 Awards
                                       ------------------------------------------  ------------
                                                                   Other Annual                     All Other
Name and Principal Position   Year     Salary ($)   Bonus ($)    Compensation ($)   Options (#)   Compensation ($)
- ---------------------------   ----     ----------   ---------    ----------------  ------------   ----------------

TIMOTHY J. TEGELER            1995     52,800.00    5,406.49           0                0           2,216.53<F1>
President and Chief           1994     50,400.00    3,000.00           0                0           3,770.15<F1>
Executive Officer             1993     50,400.00    3,000.00           0                0              0

<F1>  Contributions made by the Company in accordance with the Siboney
      Corporation 401(k) Plan.

                    INFORMATION AS TO STOCK OPTIONS
     The following table lists the value of options held as of the end of fiscal 1995 by the person listed in the Summary Compensation Table.

                            AGGREGATED OPTION/SAR EXERCISES IN LAST
                       FISCAL YEAR AND FISCAL YEAR-END OPTION/SAR VALUES

                                                              Number of securities            Value of
                                                             underlying unexercised       unexercised in-the-
                                                             options/SARs at fiscal       money options/SARs
                                                                  year-end (#)          at fiscal year-end ($)
                                                             ----------------------     ----------------------
                          Shares
                        acquired on            Value              Exercisable/               Exercisable/
         Name           exercise (#)         Realized ($)         unexercisable              unexercisable
         ----           ------------         ------------    ---------------------      ---------------------
TIMOTHY J. TEGELER          0                      0                25,000/0                   $2,500/0


                      TRANSACTIONS WITH ISSUER AND OTHERS
     Alan G. Johnson, a nominee for reelection as a Director, is a member of the law firm of Gallop, Johnson & Neuman, L.C., which has been the Company's general counsel since August 1985 and is expected to provide legal services to the Company in the future.

             RELATIONSHIP WITH INDEPENDENT PUBLIC AUDITORS
     Rubin, Brown, Gornstein & Co. LLP was the Company's independent auditor for the year ended December 31, 1995 and has been selected as its independent auditor for 1996. A representative of Rubin, Brown, Gornstein & Co. LLP is expected to attend the annual meeting and will have the opportunity to make statements and respond to appropriate questions from stockholders.

                             ANNUAL REPORT
     The Annual Report of the Company for 1995 accompanies this notice.

                 FUTURE PROPOSALS OF SECURITY HOLDERS
     Any stockholder who intends to submit a proposal for consideration at the 1997 annual meeting of stockholders pursuant to the applicable rules of the Securities and Exchange Commission must send the proposal to reach the Company's Corporate Secretary by December 13, 1996. Proposals should be addressed to: Rebecca M. Braddock, Secretary, Siboney Corporation, P.O. Box 16184, St. Louis, Missouri 63105.

                             MISCELLANEOUS
     The Company will pay the cost of soliciting proxies. In addition to solicitation by use of the mails, certain officers and regular employees of the Company may solicit the return of proxies by telephone, telegram or personal interview and may request brokerage houses and custodians, nominees and fiduciaries to forward soliciting material to their principals and will reimburse them for their reasonable out-of-pocket expenses.

     Stockholders are urged to mark, sign, date and send in their proxies without delay.

                            OTHER BUSINESS
     The Board of Directors knows of no business to be brought before the annual meeting other than as set forth above. If other matters properly come before the meeting, it is the intention of the persons named in the solicited proxy to vote the proxy on such matters in accordance with their judgment.

     A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 1O-K FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (INCLUDING RELATED FINANCIAL
STATEMENTS AND SCHEDULES) IS AVAILABLE TO STOCKHOLDERS, WITHOUT CHARGE, UPON WRITTEN REQUEST TO THE SECRETARY, SIBONEY CORPORATION, P.O. BOX 16184, ST. LOUIS, MISSOURI 63105.

                                        BY ORDER OF THE BOARD OF DIRECTORS

                                        Rebecca M. Braddock, Secretary
St. Louis, Missouri
April 11, 1996

                             SIBONEY CORPORATION

                          Annual Meeting to be held

                                May 14, 1996
                                 11:00 a.m.
                Clayton Mercantile Building Conference Centre
                            8000 Maryland Avenue
                             St. Louis, MO 63105


                                  IMPORTANT
                                  ---------

       YOU ARE URGED TO DATE AND SIGN THE ATTACHED PROXY AND RETURN IT PROMPTLY IN THE POSTPAID ENVELOPE PROVIDED.

       A MAJORITY IS REQUIRED BY LAW. THEREFORE, NO MATTER HOW MANY SHARES YOU OWN, IT IS IMPORTANT THAT YOU VOTE SO THAT YOUR COMPANY CAN SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO STOCKHOLDERS WHO HAVE NOT
    RESPONDED.


    PLEASE DETACH HERE AND RETURN THIS PROXY IN THE ENCLOSED REPLY ENVELOPE.
- ------------------------------------------------------------------------------

          The undersigned hereby acknowledges receipt of copies of the Company's Notice of Annual Meeting of Stockholders and Proxy
     Statement, each dated April 11, 1996, and the Annual Report of the Company for 1995.

P
     Date --------- ,1996  -------------------------  -------------------------
                           Signature of Stockholder   Signature if held jointly

R Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by
O President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


X
                                        PLEASE SIGN, DATE AND RETURN THE
                                        PROXY CARD PROMPTLY USING THE
                                        ENCLOSED ENVELOPE.
Y

     Please check your address and zip code and note any corrections on the address label.

               PLEASE SIGN AND DATE ON THE REVERSE SIDE










- -----------------------------------------------------------------------------


               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
                             SIBONEY CORPORATION
                      1996 ANNUAL STOCKHOLDERS' MEETING

P         The undersigned stockholder of SIBONEY CORPORATION, a Maryland corporation, hereby appoints Timothy J. Tegeler and Rebecca M. Braddock, or either of them, with full power of substitution, the true and lawful attorney and proxy of the undersigned, to represent the undersigned at the annual meeting of the stockholders of SIBONEY
R    CORPORATION, to be held at the Clayton Mercantile Building
     Conference Centre, 8000 Maryland Ave., St. Louis, Missouri 63105, on Tuesday, May 14, 1996, at 11:00 a.m., and at any adjournment thereof, and to vote, according to the number of votes the undersigned would be entitled to vote if personally present, upon the following matters:
O
     1.   ELECTION OF DIRECTORS                / /  WITHHOLD AUTHORITY
          / /  FOR all nominees listed below        to vote for all nominees
                                                    listed below
X
       Rebecca M. Braddock, James P. Connaughton, Alan G. Johnson,
     Thomas G. Keeton, Ernest R. Marx and Timothy J. Tegeler
     INSTRUCTION: To withhold authority to vote for any individual nominee, print that nominee's name on the line provided below.
Y

     ------------------------------------------------------------------------
     2. In their discretion with respect to the transaction of such other business as may properly come before the meeting.

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.